Impairment testing	6 Months Ended
Jun. 30, 2022
Impairment testing

11.	Impairment testing

11.1	Impairment testing

At the end of each reporting period Valneva assesses whether there is any indication that an asset may be impaired. Indicators for the necessity of an impairment test are, among others, actual or expected declines in sales or margins and significant changes in the economic environment with an adverse effect on Valneva’s business. An impairment loss is recognized for the amount by which the asset’s carrying amount exceeds its recoverable amount. The recoverable amount is the higher of an asset’s fair value less selling costs and value in use. For the purposes of assessing impairment, assets are grouped at the lowest levels for which there are separately identifiable cash flows (cash-generating units). The cash-generating units correspond with the specific vaccine products and vaccine candidates. Nonfinancial assets, other than goodwill, that suffered impairment are reviewed for possible reversal of the impairment at each reporting date.

As at June 30, 2022, no triggering events were identified for IXIARO and DUKORAL.

During 2021 and 2022, the Company invested in manufacturing facilities in both Scotland and Sweden in order to fulfill COVID-19 vaccine demand from contracts with the UK Government, the EC member states as well as with the Kingdom of Bahrain. Given the significant changes to the ordered volumes and the expected future demand for VLA2001, impairment tests were performed as of June 30, 2022, for all assets utilized or expected to be utilized for the manufacturing of VLA2001.

The new Almeida manufacturing facility in Scotland is still under construction and to date no manufacturing of VLA2001 has taken place in this facility. As future utilization may not be limited to VLA2001 but will likely over time be extended to manufacturing of the company’s commercial vaccine IXIARO and to manufacturing of VLA1553, the Company’s vaccine against prevention of chikungunya, all future cash flows generated by utilizing this facility have been considered in calculating the value in use.

For impairment testing of the Company’s new fixed assets held and utilized for the filling and packaging processes of COVID-19 in Sweden, the impairment testing included cash flows generated by the Company’s commercial stage vaccine DUKORAL, which will going forward also be manufactured utilizing the newly established facility in Sweden.

Additional strategic options do exist for both facilities, however, at this moment are considered unlikely. Impairment testing procedures have been performed solely on the utilization of the established capacity through the Group’s existing and future commercial stage vaccines. Different utilization options or a potential sale of any of the facilities were not considered during the performance of impairment testing procedures.

Impairment of manufacturing equipment:

As at June 30, 2022, impairment charges amounting to €3.3 million were recorded that were related to manufacturing equipment dedicated to the manufacturing of the Company’s COVID vaccine VLA2001, which after suspension of manufacturing activities following the reduction of supply volumes to the EC, became idle.

Almeida Manufacturing facility in Scotland:

The new manufacturing facility in Scotland is still under construction. By June 30, 2022, the carrying value of the related property, plant and equipment amounted to €83.7 million. The Company’s long range business model for IXIARO and VLA1553 (chikungunya), including assumptions on market size/market share, product sales and resulting profitability over a 5.5-year period as well as a Terminal Value for the period beyond 5.5 years, has been used as a basis to calculate the value in use.

Cash flows are expected to be generated starting in 2023 and considerable value in use is generated over the planning horizon of 5.5 years as well as through the Terminal Value for the period beyond the 5.5 years planning horizon. In total, the value in use far exceeded the current carrying value of €83.7 million.

The calculation uses post-tax risk-adjusted cash flow projections and a discount rate of 6.67% for IXIARO and 6.87% for chikungunya.

The discount rate of 6.67% for IXIARO was based on 1.53% risk-free rate, 6.31% market risk premium, minus 0.50% country risk premium, 0.36% currency risk, a levered beta of 1.15 and a peer group related equity-capital ratio.

The discount rate of 6.87% for chikungunya was based on 1.53% risk-free rate, 6.51% market risk premium, minus 0.45% country risk premium, 0.51% currency risk, a levered beta of 1.15 and a peer group related equity-capital ratio.

The impairment test for the manufacturing facility in Scotland has resulted in no impairment losses.

Filling & Packaging facility in Sweden:

The new Filling & Packaging facility in Sweden has been completed and was utilized for manufacturing activities for VLA2001 during the first half of 2022. Manufacturing processes are expected to continue until November 2022 and, in addition, manufacturing processes for DUKORAL are expected to be transferred to the new facility starting in 2023.

For impairment testing purposes it has been assumed that future cash flows will only be generated by DUKORAL. By June 30, 2022, the carrying value of the DUKORAL related property, plant and equipment, of utilized right-of-use assets as well as working capital amounted to €23.8 million. The Company’s long range business model for DUKORAL, including assumptions on market size/market share, product sales and resulting profitability over a 5.5-year period as well as a Terminal Value for the period beyond 5.5 years, has been used as a basis to calculate the value in use.

Cash flows are generated over the planning horizon of 5.5 years as well as through the Terminal Value for the period beyond the 5.5 years planning horizon. In total, the value in use amounted to €82.4 million and exceeded the carrying value of €23.8 million of the DUKORAL CGU. The resulting overage amounting to €58.6 million is also sufficient to cover the carrying value of the generic filling & packaging facility amounting to €29.6 million.

The calculation uses post-tax risk-adjusted cash flow projections and a discount rate of 6.69%.

The discount rate of 6.69% for DUKORAL is based on 1.53% risk-free rate, 6.31% market risk premium, minus 0.56% country risk premium, 0.42% currency risk, a levered beta of 1.15 and a peer group related equity-capital ratio.

The impairment test for the Filling & Packaging facility in Sweden has resulted in no impairment losses..

11.2	Sensitivity to changes in assumptions

The net present value calculations are most sensitive to the following assumptions:

■	discount rate

■	reduction of expected revenues/royalties.

The net present value calculation uses a discount rate of 6.67% (December 31, 2021: 7.49%) for IXIARO, 6.87% for chikungunya and 6.69% (December 31, 2021: 7.23%) for DUKORAL. The recoverable amounts of these CGUs would equal its carrying amount if the key assumptions were to change as follows: increase in the discount rate from 6.67% to 44.89% would trigger an impairment loss for IXIARO (December 31, 2021: 4,562 basis points from 7.49% to 53.11%), increase from 6.87% to 47.94% would trigger an impairment loss for chikungunya and an increase from 6.69% to 12.52% (December 31, 2021: 587 basis points from 7.23% to 13.10%) would trigger an impairment loss for DUKORAL.

The net present value calculations are based upon assumptions regarding market size, expected sales volumes resulting in sales value expectations, expected royalty income or expected milestone payments. A reduction in IXIARO, chikungunya and DUKORAL revenues of 10% would result in no impairment loss per June 30, 2022 unchanged to December 31, 2021.

Sensitivity analysis	June 30, 2022			December 31, 2021
	IXIARO	DUKORAL	Chikungunya	IXIARO	DUKORAL
WACC	6.67%	6.69%	6.87%	7.49%	7.23%
Break-even WACC	44.89%	12.52%	47.94%	53.11%	13.10%
Impairment if WACC increases by 1%	NO	NO	NO	NO	NO
Impairment if sales reduce by 10%	NO	NO	NO	NO	NO